SECURED PROMISSORY NOTE

$900,000.00	May 31, 2016

FOR VALUE RECEIVED, each of the undersigned parties, jointly, severally, individually and collectively (collectively the “Company”), hereby promises to pay to the order of COMPUTERLAW GROUP LLP, a limited liability law partnership of the State of California (“Payee”; Payee and any subsequent holders hereof are hereinafter referred to collectively as “Holder”), at the address of Computerlaw Group LLP, attention to its Managing Member, at Jack Russo c/o Computerlaw Group LLP, 401 Florence Street, Palo Alto, California 94301, or at such other place as Holder may designate to Company in writing from time to time, the principal sum of Nine Hundred Thousand and 00/100 Dollars ($900,000.00), together with interest on the outstanding principal balance hereof at the rate set forth herein and all other amounts that shall be payable herein (collectively, the “Indebtedness”), in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

All payments hereon shall be made in collected funds and shall be applied to principal, accrued interest, and charges and expenses owing on or in connection with this Secured Promissory Note (this “Note”), in such order as Holder elects, except that payment shall be applied to accrued interest before principal.

Simple interest shall accrue on the outstanding unpaid principal balance of this Note at a rate of interest equal to the statutory rate of ten percent (10%) per annum; provided that no additional interest shall be due and this Note will be discounted to a face amount of $750,000 if payment in full is made in 15 monthly installments of $50,000 per month commencing on June 1, 2016 and continuing each month for fourteen additional monthly payments of $50,000 on July 1, August 1, September 1, October 1, November 1, December 1, 2016 and January 1, February 1,

March 1, April 1, May 1, June 1, July 1, and August 1, 2017 but if timely monthly payments are not made then the principal balance shall remain at $900,000 and the interest thereon shall accrue on the outstanding unpaid principal balance of this Note at a rate of interest equal to ten percent (10%) per annum commencing on June 1, 2016. Interest hereunder shall accrue daily and be calculated on the basis of a 365-day year for actual days elapsed.

To the extent not earlier paid, all principal and interest under this Note shall be due and payable in full on August 1, 2017 (the “Maturity Date”); provided, if all such principal and interest is not paid by or on August 1, 2017, all principal and interest not previously paid under this Note shall instead be due and payable in full on August 2, 2017. The maturity of the obligations may be accelerated as provided herein.

If any payment is due under this Note on a day that is not a business day on which national banks are open for business in San Francisco, California, then the payment due hereunder shall be payable on the next such business day on which national banks are open for business in San Francisco, California.

The Indebtedness evidenced by this Note may be prepaid in whole or in part without

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permission of the Holder. Any such prepayment shall be first applied to all charges and expenses owing Holder in connection with this Note, then all accrued and unpaid interest, and then to unpaid principal.

This Note shall be in default upon the occurrence of any of the following events (each, an “Event of Default”):

1.  Any failure to pay the Indebtedness, or any part thereof, when and as the same shall become due and payable.

2.  Any of the undersigned parties shall individually or collectively (i) voluntarily commence any proceeding or file any petition or any notice of its intent to commence or file any proceeding, petition or proposal, seeking relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (ii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Company or for any substantial part of its property or assets, (iii) make a general assignment for the benefit of creditors, or (iv) take any corporate or stockholder action in furtherance of any of the foregoing.

3.    An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any undersigned party or of any substantial part of the property or assets thereof, under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Company or any substantial part of its property or (iii) the winding-up or liquidation of any of the undersigned parties, and such proceeding, petition or order shall continue unstayed and in effect for a period of 30 consecutive days.

4.  Any entry of a final judgment, decree, levy, attachment, garnishment or other process, or the filing of any lien against Company with respect to any obligation in excess of $25,000 and which is not substantially covered by insurance, or such judgment or other process shall not have been, within sixty (60) days from the entry hereof, (i) bonded over to the satisfaction of Holder and appealed, (ii) vacated or (iii) discharged.

5.  Any liquidation or dissolution by any of the undersigned parties or any adoption by any of the undersigned parties of any plan of liquidation or dissolution.

6.  Any resignation or removal of either or both Ben Change and/or Richard Change as executives of any of the undersigned parties that is not approved in writing by the Holder.

If any Event of Default described in Paragraphs 2 and 3 above occurs all of the unpaid principal, interest and other amounts under this Note shall automatically become immediately due and payable in full. If any other Event of Default occurs and continues without cure for a period of ten (10) days after the date of receipt of written notice of such Event of Default, then the entire principal sum outstanding, together with accrued interest thereon, fees, charges and costs, if any, after the expiration of said ten (10) day cure period, if applicable, shall become immediately due and payable upon the election of the Holder and notice by the Holder to the undersigned parties of such election. Each of the undersigned parties agrees to promptly give

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written notice to Holder in reasonable detail of any of the foregoing defaults in the event Company becomes aware thereof.

Terms used herein and not defined herein shall have the meanings given such terms in the Uniform Commercial Code as in effect in the State of California (the “UCC”). As security for the payment and performance of the Indebtedness, each of the undersigned parties does hereby pledge, assign, transfer, deliver and grant to Holder a continuing and unconditional security interest in and to any and all personal and real property, of any kind or description, tangible or intangible, wheresoever located and whether now existing or hereafter arising or acquired, including, without limitation, the following (all of which property existing now and/or in the future, along with the products and all proceeds therefrom existing now or hereafter in the future, are individually and collectively referred to as the “Collateral”):

(a)  all customer agreements including all Accounts and all Goods whose sale, lease, licensing or other delivery or disposition by Company has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, or rejected or refused by an Account Debtor;

(b)	all Inventory, including raw materials, work-in-process and finished goods;

(c)  all Goods (other than Inventory), including embedded software, Equipment, vehicles, furniture and Fixtures;

(d)   All Software and computer programs and all other electronically stored information (“ESI”) including but not limited to all web sites, web programming, and all other associated assets as well as all patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, trade dress, trade secrets, customer lists, compilations, and all other intellectual property rights of all types and kinds in the United States and throughout the world

(collectively the “IP Rights”); Only secondary security interest granted where first priority security interest was already granted to others by Rich Pharmaceuticals, Inc.

(e)	All Securities, Investment Property, Financial Assets and Deposit Accounts;

(f)  all Chattel Paper, Electronic Chattel Paper, Instruments, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health-Care-Insurance Receivables, Supporting Indebtedness, notes secured by real estate, Commercial Tort Claims and General Intangibles, including Payment Intangibles; and,

(g)    all other personal property of each of the undersigned parties however or wherever situated and whether in the possession of employees, contractors or other agents including but not limited to all documents of item, certificates of ownership, or other evidences of rights which the Company owns in all personal property now existing or hereafter coming into existence; and,

(h)   all other real property of each of the undersigned parties whether located in California, New Jersey or any other location in the United States and each of the undersigned parties agrees to timely and promptly execute such mortgages, trust deeds or other liens thereon;

(h)  all Proceeds (whether Cash Proceeds or Noncash Proceeds) of the foregoing personal property and/or real property, including all insurance policies and proceeds of insurance payable

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by reason of loss or damage to the foregoing property, including unearned premiums, and of eminent domain or condemnation awards;

(i)  any other assets of any type or nature now existing or which come into existence in favor of any of the undersigned parties in any respect and for which the intention hereby is to have a first priority security interest and lien rights as granted herein to extend to all such personal property, real property or other assets of each and all of the undersigned parties.

Unless an Event of Default exists hereunder and except as otherwise provided herein, each of the undersigned parties in the ordinary course of business (and without liquidation or other disposition or transfer) shall be entitled to possession or use of the Collateral; however, in no event shall any of the undersigned parties commit waste, bulk sell, deposit into “open source” (such as SourceForge) or otherwise take any action which injures or otherwise diminishes the value of the Collateral in any manner.

Each of the undersigned parties shall maintain its existence and shall not, except upon 30 days’ prior written notice to the Holder and the delivery of any documents required by Holder under the next two paragraphs in connection therewith, (i) change its name, jurisdiction of organization or the location, or (ii) change its legal identity or corporate structure.

Each of the undersigned parties shall, at Holder’s request, at any time and from time to time, execute and deliver to Holder such financing statements, amendments and other documents and do such acts as Holder deems necessary in order to establish and maintain valid, attached and perfected security interests in the Collateral in favor of Holder, free and clear of all liens, encumbrances and claims and rights of third parties whatsoever. Each of the undersigned parties hereby irrevocably authorizes Holder at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto without the signature of that party or any of the undersigned parties that indicate the Collateral is comprised of all assets of that party or each of the undersigned parties or words of similar effect. Each of the undersigned parties further hereby ratifies and affirms its authorization for any financing statements and/or amendments thereto, executed and filed by Holder in any jurisdiction prior to the date of this Note. Company represents and warrants that it has filed UCC-1s on all of the Collateral (i) in and with the Secretary of State of the State of Delaware, and (ii) with the United States Patent Office with respect to any patents, patent applications or other patent rights, whether choate or inchoate, of any of the undersigned parties, and (iii) with the United States Trademark Office as to all of the applicable Collateral that is a patent or patent application owned by any of the undersigned parties.

Each of the undersigned parties further agrees to take any other action reasonably requested by the Holder to ensure the attachment, perfection and priority of, and the ability of the Holder to enforce, Holder’s security interest in any and all the Collateral, including (a) causing Holder’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Holder to enforce, Holder’s security interest in such Collateral, (b) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Holder to enforce, Holder’s security interest in such Collateral, (c) obtaining governmental and other third party consents and

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approvals, including any consent of any licensor, lessor or other person or entity obligated on Collateral, (d) obtaining waivers from mortgagees and landlords in form and substance satisfactory to Holder, and (e) taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable to such Collateral or in any such foreign jurisdiction. Each of the undersigned parties further agrees to indemnify and hold Holder harmless against claims of any persons or entities concerning disputes arising over the Collateral.

The validity, construction and enforceability of, and the rights and obligations of Company and Holder under this Note shall be governed by, construed and enforced in accordance with, the laws of the State of California.

Time is of the essence of each obligation of Company hereunder. Each of the undersigned parties represents and warrants that it has filed UCC-1s with each governmental entity necessary and/or appropriate for the perfection of all security interests herein and that all security interests are first priority security interests granted and perfected as of the date of the Closing; no other liens exist.

Notwithstanding anything to the contrary contained herein, the effective rate of interest on the Indebtedness shall not exceed the lawful maximum rate of interest permitted to be paid. Without limiting the generality of the foregoing, in the event the interest charged hereunder results in an effective rate of interest higher than that lawfully permitted to be paid, then such charges shall be reduced by the sum sufficient to result in an effective rate of interest permitted, and any amount which would exceed the highest lawful rate already received and held by Holder shall be applied to a reduction of principal (without premium or penalty) and not to the payment of interest.

In the event any provision of this Note (or any part of any provision hereof) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal or unenforceable.

Each of the undersigned parties, for himself, herself and itself and his, her and its successors and assigns, waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of any of the undersigned parties, individually, jointly or severally, or any endorser or guarantor hereof.

This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

Each of the undersigned parties, jointly and severally and individually and collectively agrees to pay all reasonable attorneys’ fees, expenses, court costs and all other costs of whatever kind incident to the collection, enforcement, protection and defense of this Note, and the collection, enforcement, protection and defense of any security for this Note and the perfection and priority of Holder’s interest in any security for this note, and all attorneys’ fees, expenses, costs,

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recording fees, and other costs of whatever kind incident to and necessary to document, record, perfect and continue the priority and perfection of the security interests in personal property and the mortgages, trust deeds and/or other lien interests in any and all real property of each of the undersigned parties. Each of the undersigned parties shall execute such further documents including mortgages, trust deeds or other instruments as may be reasonably necessary or appropriate to further perfect any of the rights granted Holder under the terms and conditions of the foregoing Secured Promissory Note including such notarized signatures as may be requested from time to time by the Holder hereof until the indebtedness including all principal, all interest, and all fees, costs and expenses are paid in full hereunder. The undersigned parties hereby agree that any legal action or other proceedings hereunder may be brought in the Courts in Santa Clara County, California and each hereby consent to the jurisdiction of said Courts and further that reasonable attorney’s fees, costs and expenses shall be added to all amounts due hereunder if default occurs and is not cured within 10 days of written notice thereof. The signature of each individual below extends to any limited liability company, corporation, trust, or other entity which is owned or controlled by or under common control with said individual and each such affiliate of each undersigned party is bound by this Secured Promissory Note.

IN WITNESS WHEREOF, the undersigned has duly executed this Secured Promissory Note as of the date first set forth above.

Ben Chang, individually: /s/ Ben Chang

Richard Chang, individually: /s/ Richard Chang

RICH PHARMACEUTICALS, INC.

By: /s/ Ben Chang

Name: Ben Chang

Title:CEO & President

Email: b.chang@richpharmaceuticals.com

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